Exhibit 10.1

Fifth Amendment
to
Second Amended and Restated Credit Agreement
among
Legacy Reserves LP,
as Borrower,
The Guarantors,

Wells Fargo Bank, National Association,
as Administrative Agent,
and
The Lenders Signatory Hereto
Dated as of May 15, 2013
Sole Lead Arranger and Sole Book Runner
Wells Fargo Securities, LLC

Syndication Agent
Compass Bank

Co-Documentation Agents
UBS Securities LLC
and
U.S. Bank National Association

Fifth Amendment to
Second Amended and Restated Credit Agreement
This Fifth Amendment to Second Amended and Restated Credit Agreement (this “Fifth Amendment”) dated as of May 15, 2013, among Legacy Reserves LP, a limited partnership duly formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.
Recitals
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of March 10, 2011 (as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2011, the Second Amendment to Second Amended and Restated Credit Agreement dated as of March 30, 2012, the Third Amendment to Second Amended and Restated Credit Agreement dated as of September 28, 2012 and the Fourth Amendment to Second Amended and Restated Credit Agreement dated as of December 20, 2012, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Guarantors are parties to that certain Second Amended and Restated Guaranty Agreement dated as of March 10, 2011 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).
C.    The Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fifth Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Section 1.02.    The definition of “Agreement” is hereby amended in its entirety to read as follows:
“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, as the same may from time to time be amended, modified, supplemented or restated.
2.2    Amendment to Section 9.02(f).    Section 9.02(f) is hereby amended by deleting the reference to “$500,000,000” and replacing such reference with “$750,000,000”.

2.3    Amendments to Section 9.05.        Section 9.05 is hereby amended as follows:
(a)    Section 9.05(g) is hereby amended by deleting the reference to “$4,000,000” and replacing such reference with “$20,000,000”.
(b)    Section 9.05(h) is hereby amended by deleting the reference to “$4,000,000” and replacing such reference with “$20,000,000”.

Section 3.    Limited Waiver.    The Borrower has informed the Administrative Agent and the Lenders that it intends to issue Senior Notes in reliance upon Section 9.02(f) in an aggregate principal amount of up to a maximum of $400,000,000 on or about May 16, 2013 (the “Senior Notes Issuance”). Upon the Senior Notes Issuance, the Borrower will prepay a portion of the Borrowings then outstanding (the “Prepayment”) with net cash proceeds received from the Senior Notes Issuance. The Prepayment will cause the aggregate notional amount of Swap Agreements entered into by the Borrower in respect of interest rates to exceed 100% of the outstanding principal amount of the Borrower's Debt for borrowed money which bears interest at a floating rate, in violation of Section 9.18(b) (the “Interest Rate Hedging Covenant”). Based on the foregoing, the Borrower has requested that the Lenders waive, and the Lenders do hereby waive the Borrower's compliance with the Interest Rate Hedging Covenant so as to permit Swap Agreements which have been entered into by the Borrower in respect of interest rates prior to the date hereof and that are outstanding and in effect on the date hereof (the “Existing Hedges”) to remain outstanding in accordance with their terms; provided that the Borrower shall not extend or increase the notional amount of its Existing Hedges expiring in 2013; however, the Borrower shall be permitted to extend its Existing Hedges expiring in 2014 and 2015 even if at the time of such extension the notional amount of Swap Agreements entered into by the Borrower in respect of interest rates exceed 100% of the outstanding principal amount of the Borrower's Debt for borrowed money which bears interest at a floating rate.

Except as expressly waived herein, all covenants, obligations and agreements of the Borrower contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the foregoing waiver is hereby granted to the extent and only to the extent specifically stated herein and for no other purpose and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, or amendment to, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, (b) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Granting the waiver set forth herein does not and should not be construed to be an assurance or promise that consents or waivers will be granted in the future, whether for the matters herein stated or on other unrelated matters.

Section 4.    Conditions Precedent. This Fifth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Fifth Amendment Effective Date”):

4.1    The Administrative Agent shall have received from the Majority Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Person.
4.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date.
4.3    No Default shall have occurred and be continuing as of the Fifth Amendment Effective Date.
4.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5. Miscellaneous.
5.1    Confirmation.  The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment.
5.2    Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fifth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and (d) agrees that from and after the Fifth Amendment Effective Date each reference to the Credit Agreement and in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fifth Amendment.
5.3    Counterparts.  This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by telecopy, facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
5.4    No Oral Agreement.  This Fifth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.5    GOVERNING LAW.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.6    Payment of Expenses.  In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.7    Severability.  Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns.  This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC
its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
EVP and Chief Financial Officer

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC, its general partner
	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
EVP and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

	By:	Legacy Reserves LP, its sole member
	By:	Legacy Reserves GP, LLC, its general partner

	By:	/s/ James Daniel Westcott
James Daniel Westcott
EVP and Chief Financial Officer

SIGNATURE PAGE
FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LEGACY RESERVES SERVICES, INC.

By:	/s/ James Daniel Westcott
James Daniel Westcott
EVP and Chief Financial Officer

SIGNATURE PAGE
FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

	By:	/s/ Edward Pak
Edward Pak
Director

SIGNATURE PAGE
FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	COMPASS BANK

	By:	/s/ James Neblett
James Neblett
Title: Vice President

BANK OF AMERICA, N.A.

	By:	/s/ Jeffrey H. Rathkamp
Jeffrey H. Rathkamp
Title: Managing Director

THE BANK OF NOVA SCOTIA

	By:	/s/ Terry Donovan
Terry Donovan
Title: Managing Director

ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
Don J. McKinnerney
Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Nicholas T. Hanford
Nicholas T. Hanford
Title: Vice President

SIGNATURE PAGE
FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK, N.A.

By:	/s/ Chulley Bogle
Chulley Bogle
Title: V. P.

WEST TEXAS NATIONAL BANK

By:	/s/ Chris L. Whigham
Chris L. Whigham
Title: Senior Vice President

SOCIETE GENERALE

By:	/s/ David M. Bornstein
David M. Bornstein
Title: Director

UNION BANK, N.A.

By:	/s/ Brian Hawk
Brian Hawk
Title: Investment Banking Officer

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Mark Roche
Mark Roche
Title: Managing Director

By:	/s/ Sharada Manne
Sharada Manne
Title: Managing Director

SIGNATURE PAGE
FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH

By:	/s/ Irja R. Otsa
Irja R. Otsa
Associate Director, Banking Products Services, U.S.

By:	/s/ David Urban
David Urban
Associate Director, Banking Products Services, U.S.

BMO HARRIS FINANCING, INC.

By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Director

By:	/s/ David Urban
David Urban
Associate Director, Banking Products Services, U.S.

CITIBANK, N.A.

By:	/s/

Title:

BARCLAYS BANK PLC

By:	/s/ Sreedhar Kona
Sreedhar Kona
Title: Vice Presient

SIGNATURE PAGE
FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Ryan K. Michael
Ryan K. Michael
Title: Senior Vice President

IBERIABANK

By:	/s/ Jeff Dalton
Jeff Dalton
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ David Morris
David Morris
Title: Authorized Officer

SOVEREIGN BANK, N.A.

By:	/s/

Title:

TEXAS CAPITAL BANK, N.A.

By:	/s/ Grant W. Leigh
Grant W. Leigh
Title: Senior Vice President

SIGNATURE PAGE
FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT